UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2024

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Navient Corporation
(Exact name of registrant as specified in its charter)

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Delaware	001-36228	46-4054283
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13865 Sunrise Valley Drive, Herndon, Virginia	20171
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (703) 810-3000

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.01 per share	NAVI	The Nasdaq Global Select Market
6% Senior Notes due December 15, 2043	JSM	The Nasdaq Global Select Market
Preferred Stock Purchase Rights	None	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM  5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On May 23, 2024, Navient held its 2024 Annual Meeting of Shareholders (the “Annual Meeting”). As of the close of business on March 25, 2024, the record date for the Annual Meeting, 112,032,783 shares of common stock, par value $.01 per share, were outstanding and entitled to vote. At the Annual Meeting, 105,373,990 shares, or approximately 94.1%, of the outstanding shares of common stock entitled to vote were represented in person or by proxy. At the Annual Meeting, the following proposals were submitted to a vote of the Company’s shareholders, with the voting results indicated below:

Proposal 1 – Election of Directors. The Company’s shareholders elected the following 8 directors to hold office until the 2025 Annual Meeting of Shareholders and until their successors have been duly elected or appointed:

	For	Against	Abstain	Broker Non-Votes
Frederick Arnold	95,969,913	1,459,015	92,458	7,852,604
Edward J. Bramson	95,871,877	1,487,067	162,442	7,852,604
Anna Escobedo Cabral	95,207,474	2,209,888	104,024	7,852,604
Larry A. Klane	95,777,334	1,639,310	104,472	7,852,604
Michael A. Lawson	96,026,402	1,388,539	106,445	7,852,604
Linda A. Mills	95,858,067	1,566,990	96,329	7,852,604
Jane J. Thompson	94,626,610	2,789,337	105,439	7,852,604
David L. Yowan	95,897,820	1,523,580	99,986	7,852,604

Proposal 2 – Ratification of the Appointment of KPMG LLP. The Company’s shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024, as follows:

For	Against	Abstain
102,176,095	3,040,637	157,258

Proposal 3 – Advisory Vote on Executive Compensation. The Company’s shareholders approved, by an advisory vote, the compensation of its named executive officers, as follows:

For	Against	Abstain	Broker Non-Votes
95,824,042	1,557,673	139,671	7,852,604

Proposal 4 – Approval of Navient Corporation 2024 Omnibus Incentive Plan to Replace the Expiring 2014 Omnibus Incentive Plan.  The Company’s shareholders approved the Company’s 2024 Omnibus Incentive Plan to replace the expiring 2014 Omnibus Incentive Plan, as follows:

For	Against	Abstain	Broker Non-Votes
92,373,952	5,046,501	100,933	7,852,604

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Item  9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1

Navient Corporation 2024 Omnibus Incentive Plan (incorporated by reference to Appendix A in Amendment No. 1 to Navient Corporation’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 17, 2024).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVIENT CORPORATION

By:	/s/ Mark L. Heleen
	Name:	Mark L. Heleen
	Title:	Chief Legal Officer

Date: May 24, 2024

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